Shelton Funds

Shelton Green Alpha Fund

Supplement dated June 2, 2022 to the

Prospectus and Statement of Additional Information (the “SAI”)

each dated January 1, 2022, as amended March 8, 2022

Shelton Capital Management, the advisor to the Shelton Green Alpha Fund, has notified the Board of Trustees of Shelton Funds that Green Alpha Advisors, LLC will no longer serve as the sub-advisor to the fund effective July 29, 2022. Shelton Capital Management has served as the advisor to the fund since its inception in 2013.

Please retain this supplement with your Prospectus and SAI